UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 7, 2012

Interline Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32380	03-0542659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 San Marco Boulevard, Jacksonville, Florida	32207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 421-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On September 13, 2012, Interline Brands, Inc., a Delaware corporation (the “Company”) filed a Form 8-K to announce the dismissal of Deloitte & Touche LLP as the Company’s independent registered public accountant as of September 7, 2012.  The Company is filing this Amendment No. 1 to address certain comments from the Securities and Exchange Commission on the initial Form 8-K filing.

Item 4.01.                  Changes in Registrant’s Certifying Accountant

Deloitte & Touche LLP, formerly the independent registered public accountant for the Company, was dismissed as the Company’s independent registered public accounting as of September 7, 2012.  The decision to change the independent registered public accountant for the Company was approved by the Company’s board of directors (the “Board”). Deloitte & Touche LLP’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2010 and December 30, 2011, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audit of fiscal years ended December 31, 2010 and December 30, 2011 and the period of December 31, 2011 through June 29, 2012 and through the date of termination of the accountants, no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche LLP’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such fiscal years, and no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) have occurred.

On September 19, 2012, the Company provided Deloitte & Touche LLP with the disclosures it is making in this Item 4.01 and requested Deloitte & Touche LLP furnish the Company a letter addressed to the SEC stating whether Deloitte & Touche LLP agrees with the above statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of the letter from Deloitte & Touche LLP, dated September 19, 2012, is attached as exhibit 16.1 to this Form 8-K.

Item 9.01.                  Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated September 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERLINE BRANDS, INC.

	BY:	/s/ Michael Agliata
Michael Agliata
Vice President, General Counsel & Secretary

Date: September 19, 2012

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated September 19, 2012